Acquisition of Colospan (Details Narrative) - Colospan Ltd [Member]	Jun. 08, 2026 USD ($)
Business Combination [Line Items]
Percentage of voting equity interest acquired	92.00%
Cash consideration	$ 3,300,000
Earnout consideration	$ 2,000,000
Earnout consideration description	The earnout payments will begin accruing on “Net Revenue Sales”, as that term is defined in the Amended SPA, recognized from July 1, 2027, on a cumulative basis, with no payments on the first $5 million of sales. Thereafter, payments will be calculated at 7% of incremental sales from $5 million to $12 million and 9% on sales above $12 million, with no retroactive application of higher tiers.
Aggregate cash consideration percentage	7.50%
Aggregate fair value of consideration transferred	$ 4,917,000
Fair value of contingent consideration	1,617,000
Minimum [Member]
Business Combination [Line Items]
Equity financings	$ 17,500,000